UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2009

FSP PHOENIX TOWER CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52559	20-3965390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880-6210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 26, 2009, SCM Special Fund 2, LP and MacKenzie Patterson Fuller, LP disclosed in a Tender Offer Statement on Schedule TO an offer (the “Tender Offer”) to purchase up to ten shares of Preferred Stock of FSP Phoenix Tower Corp. (the “Company”), or approximately 0.95% of the outstanding shares of Preferred Stock, for a purchase price equal to $30,000.00 per share of Preferred Stock, less the amount of any dividends declared or made with respect to the Preferred Stock between March 26, 2009 and April 26, 2009.

The Company has decided to remain neutral as to the Tender Offer and is expressing no opinion as to whether holders of its Preferred Stock should accept or reject the Tender Offer, as set forth in the notice to shareholders attached hereto as Exhibit 99.1 in accordance with the Company’s obligations under Rule 14e-2 of the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

Statements made in this Current Report and Exhibit hereto that state the Company’s or the Company’s management's intentions, beliefs, expectations, or predictions for the future may be forward-looking statements.  This Current Report and Exhibit hereto may also contain forward-looking statements based on current judgments and current knowledge of management of the Company, which are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements.  Readers are cautioned that the Company’s forward-looking statements involve risks and uncertainty, including without limitation, disruptions in the debt markets, changes in economic conditions, risks of a lessening of demand for the type of real estate owned by the Company, changes in government regulations, and expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements.  The Company will not update any of the forward-looking statements after the date of this Current Report to conform them to actual results or to changes in the Company’s expectations that occur after such date, other than as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FSP PHOENIX TOWER CORP.

Date: April 2, 2009	By:	/s/ George J. Carter
George J. Carter President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to Shareholders, dated April 2, 2009.